Exhibit 99.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Arena Pharmaceuticals, Inc. (the “Company”) for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jack Lief, as President and Chief Executive Officer of the Company, and Joseph F. Mooney, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jack Lief	/s/ Joseph F. Mooney
Jack Lief	Joseph F. Mooney
President and Chief Executive Officer	Chief Financial Officer
Date: March 28, 2003	Date: March 28, 2003